                           LIMITED POWER OF ATTORNEY

      The undersigned, as a Section 16 reporting person of Samsara Inc. (the
"Company"), hereby constitutes and appoints Adam Eltoukhy, as long as he is providing services to the Company, the undersigned's true and lawful attorney-
in-fact to:

      1.    complete and execute Forms 3, 4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his discretion determine to be required or advisable pursuant to Section 16 of the
            Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company
            (each, a "Section 16 Filing"); provided, that, any such Section 16
            Filing has been reviewed and approved by the undersigned or his legal representative (any such Section 16 Filing that has been so reviewed and approved, an "Approved Section 16 Filing"); and

      2.    do all acts necessary in order to file any such Approved Section 16
            Filing with the Securities and Exchange Commission, any securities exchange or national association, the Company and such other similar person or agency as the attorney-in-fact shall deem appropriate.

      The undersigned hereby ratifies and confirms all that said attorney-in-
fact shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorney-in-fact.

                           (signatures on next page)

      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this day, November 15, 2021.

                                        Signature: /s/ Marc L. Andreessen
                                                  ----------------------------
                                        Print Name: Marc L. Andreessen
                                                    --------------------------